SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report August 12, 1999
                          ----------------------------
                        (Date of Earliest Event Reported)


EQUITY ONE ABS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of July 31, 1999, which forms a trust fund, which will issue the Mortgage Pass-Through Certificates, Series 1999-1)




                              EQUITY ONE ABS, INC.
                          ----------------------------
             (Exact Name of Registrant as specified in its charter)



        Delaware                333-81237                  52-2029487
 -----------------------   ---------------------     -----------------------
(State of Incorporation)   (Commission File No.)     (IRS Employer I.D. No.)


     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
            --------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (302) 478-6160



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Item 5.  Other Events.

         Filing of Certain Materials.

         On August 12, 1999, the Registrant commenced distribution to potential investors of the attached Computational Materials and Collateral Term Sheet relating to the Registrant's Mortgage Pass-Through Certificates, Series 1999-1.


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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c)      Exhibits:

                           23.1 Computational Materials and Collateral Term Sheet in connection with Mortgage Pass-Through Certificates, Series 1999-1 of Equity One ABS, Inc.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         EQUITY ONE ABS, INC.



                                         By: /s/ Dennis Kildea
                                             ----------------------------------
                                             Dennis Kildea, Vice President


Dated: August 16, 1999

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                                  Exhibit Index

Exhibit           Document

23.1 Computational Materials and Collateral Term Sheet in connection with Mortgage Pass-Through Certificates, Series 1999-1 of Equity One ABS, Inc.


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